UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 23, 2015


                         FALCONRIDGE TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-54253                    n/a
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

17-120 West Beaver Creek Rd., Richmond Hill, Ontario, Canada       L4B 1L2
         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code (905) 771-6551

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 23, 2015, Mr. William Muran resigned as a Director of our company. Mr. Muran's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise. Our board of directors now consists of Mark Pellicane, Al Morra and Carl Meaney.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCONRIDGE OIL TECHNOLOGIES CORP.


/s/Mark Pellicane
------------------------------------
Mark Pellicane
President and Director

Date: January 26, 2015

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